UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2019

USA TRUCK, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35740	71-0556971
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

3200 Industrial Park Road
Van Buren, Arkansas		72956
(Address of principal executive offices)		(Zip Code)

479-471-2500
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ◻
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $0.01 Par Value	USAK	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 21, 2019, Robert A. Peiser resigned from his position as a director of USA Truck, Inc. (the “Company”), effective immediately. Mr. Peiser’s decision to retire from the Board of Directors (the “Board”) does not relate to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

“Bob has served as our chair since early 2012 and provided a lasting contribution to our Company. His dedication to creating value and protecting our stockholders’ interests helped bring USA Truck through some very difficult times and leaves us well positioned to prosper. We are grateful for Bob’s efforts on behalf of all USA Truck stakeholders.

“We are excited that Alexander D. Greene has assumed the role as Chairman of the Board. Alex has been a thoughtful and trusted member of our Board for many years and has the experience and perspective to guide and counsel the Company as we continue our path forward.

Mr. Greene has been a director of the Company since May 2014 and currently serves on the boards of directors of Ambac Financial Group, Inc. (Nasdaq: AMBC), a publicly held provider of financial guarantees and other financial services; Element Fleet Management Corp. (TSX: EFN), a fleet management and services company; and GP Natural Resource Partners LLC (NYSE: NRP), a diversified natural resources company, as well as on a number of private company boards and committees. He also recently served as Chairman of the Board of Modular Space Corporation, a North American supplier of modular buildings and storage units, prior to its sale to Williams Scotsman in August 2018.

Previously, Mr. Greene spent over 35 years in private equity, investment banking, and commercial banking with firms including Brookfield Asset Management, The Carlyle Group, Wasserstein Perella & Co., and Whitman Heffernan Rhein & Co.

Mr. Greene graduated from The George Washington University and is a volunteer firefighter and President of the Armonk Independent Fire Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc.
(Registrant)

Date:	May 22, 2019	/s/ Jason R. Bates
Jason R. Bates
Executive Vice President and Chief Financial Officer